UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2007

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12014 (Commission File Number)	84-1169358 (I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina (Address of principal executive offices)	27587 (Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Metretek Technologies, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a continued Listing Rule or Standard; Transfer of Listing.
     On August 22, 2007, Metretek Technologies, Inc., a Delaware corporation (the “Company”), changed its name to PowerSecure International, Inc. In addition, on August 22, 2007, the listing of the Company’s Common Stock, par value $.01 per share, transferred to and commenced trading on the NASDAQ Global Select Market under the trading symbol “POWR.” Prior thereto, the Company’s Common Stock was listed on, and its shares were traded on, the American Stock Exchange. On August 22, 2007, the Company issued a press release announcing these events, which is attached as Exhibit 99.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Changes in Fiscal Year.
     As disclosed above in Item 3.01, on August 22, 2007, the Company changed its name to “PowerSecure International, Inc.”
     The change in the Company’s name was approved by the Board of Directors of the Company but did not require stockholder approval. As permitted by Section 253 of the General Corporation Law of the State of Delaware, the name change was effected through the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, causing PowerSecure International, Inc., a wholly-owned subsidiary of the Company formed for the sole purpose of effecting the name change, to be merged with and into the Company, which was the surviving corporation of that merger. The Certificate of Ownership and Merger, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, amended Article First of the Company’s Second Amended and Restated Certificate of Incorporation (“Second Restated Certificate”) to change the Company’s name to PowerSecure International, Inc. Except for the name change, the Company’s Second Restated Certificate was not affected by the merger.
     In connection with the change in the Company’s name, the Company’s Common Stock has been assigned the new CUSIP number “73936N 10 5” The name change did not affect the outstanding shares of the Company’s Common Stock or the rights of the holders thereof, and stockholders are not required to exchange currently outstanding stock certificates for new stock certificates.
     In connection with the name change, on August 22, 2007, the By-Laws of the Company, as then in effect, were amended and restated in order to reflect the name change. A copy of the Amended and Restated By-Laws are attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are is filed herewith:
3.1	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on August 22, 2007, merging PowerSecure International, Inc. into Metretek Technologies, Inc. and amending Registrant’s Second Amended and Restated Certificate of Incorporation to change the Registrant’s name to PowerSecure International, Inc.

3.2	Amended and Restated By-Laws of PowerSecure International, Inc., as of August 22, 2007

99.1	Press release issued on August 22, 2007 by PowerSecure International, Inc. announcing its name change and its new stock listing on NASDAQ

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Sidney Hinton
Sidney Hinton
President and Chief Executive Officer

Dated: August 22, 2007

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